PROFUNDS
                       SUPPLEMENT DATED SEPTEMBER 20, 1999
                         TO PROSPECTUS DATED MAY 1, 1999

As a result of the change of time at which the net asset values for the UltraEurope and UltraShort Europe ProFunds are calculated the prospectus has been amended as follows:

THE SECOND PARAGRAPH IN THE "CALCULATING THE PROFUNDS' SHARE PRICES" SECTION ON PAGE 31 IS DELETED AND IN LIEU THEREOF THE FOLLOWING IS INSERTED:

The UltraEurope and UltraShort Europe ProFunds calculate their daily share prices on the basis of net asset value of each class of shares at the latest close of trading of the three exchanges tracked by the ProFunds Europe Index
(PEI): the London Stock Exchange, the Frankfurt Stock Exchange and the Paris Bourse (normally, 11:30 a.m., Eastern time), on each day that all three of these exchanges and the NYSE are open.

THE FOURTH BULLET ITEM ON PAGE 32 IS DELETED AND IN LIEU THEREOF THE FOLLOWING IS INSERTED:

o futures prices used to calculate net asset values for the UltraEurope ProFund and UltraShort Europe ProFund will be the last transaction prices for the respective futures contracts that occur immediately prior to the close of the underlying stock exchange.

THE EIGHTH BULLET ITEM ON PAGE 32 IS DELETED AND IN LIEU THEREOF THE FOLLOWING IS INSERTED:

o the foreign exchange rates used to calculate the net asset values for the UltraEurope ProFund and the UltraShort Europe ProFund will be the mean of the bid price and the asked price for the respective foreign currency occurring immediately before the last underlying stock exchange closes.

THE THIRD BULLET ITEM UNDER THE "PLEASE KEEP IN MIND WHEN PURCHASING SHARES" SECTION ON PAGE 40 IS DELETED AND IN LIEU THEREOF THE FOLLOWING IS INSERTED:

o A wire order is considered in good order only if (i) you have called ProFunds under the procedures described above and (ii) ProFunds receives and accepts your wire. ProFunds only accepts wires during the times it processes wires: between 8:00 a.m. and 3:30 p.m., Eastern time for all ProFunds, except that UltraEurope and UltraShort Europe ProFunds do not receive and process wires from 10:30 a.m. through 11:30 a.m., Eastern time. Wires received after ProFunds' wire processing times will be processed as of the next time that orders are processed. If the primary exchange or market on which a ProFund transacts business closes early, the above cut-off time will be 25 minutes prior to the close of such exchange or market.

THE BOLD TYPE WITHIN THE SECOND PARAGRAPH UNDER THE "EXCHANGES" SECTION ON PAGE 41 IS DELETED AND IN LIEU THEREOF THE FOLLOWING IS INSERTED:

EXCHANGE ORDERS BETWEEN PROFUNDS CAN BE ACCEPTED BY PHONE BETWEEN 8:00 A.M. AND 3:50 P.M. AND BETWEEN 4:30 P.M. AND 9:00 P.M. EASTERN TIME, WITH THE EXCEPTION THAT PROFUNDS DOES NOT ACCEPT EXCHANGE ORDERS INVOLVING ULTRAEUROPE AND ULTRASHORT EUROPE PROFUNDS BETWEEN 10:30 A.M. AND 11:30 A.M., EASTERN TIME.


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THE THIRD PARAGRAPH ON PAGE 41 AND THE TEXT BEFORE "REDEEMING PROFUND SHARES" ON
PAGE 42 IS DELETED AND IN LIEU THEREOF THE FOLLOWING IS INSERTED:

PLEASE KEEP IN MIND WHEN EXCHANGING SHARES:

o An exchange actually is a redemption (sale) of shares of one ProFund and a purchase of shares of another ProFund.
o If both ProFunds involved in the exchange have their respective net asset values calculated at the same time then both the sale and the buy will occur simultaneously.

For example, assume you were to exchange Money Market ProFund for UltraOTC ProFund and the order was placed before 3:50 p.m., Eastern time, on any business day. The net asset values for both ProFunds involved in the transaction are computed at the same time. Therefore, both the price of the shares sold out of Money Market ProFund and the shares purchased into UltraOTC ProFund would be determined simultaneously when the net asset values are next computed, normally 4:00 p.m., Eastern time.

o If the exchange involves ProFunds that calculate their net asset values at different times, you will receive the net asset value next computed for the redemption transaction. The purchase transaction will receive the price next determined after the redemption transaction is completed. The proceeds from the sale will not be invested during the intervening period and will not earn interest during that time.

For example, assume you were to exchange UltraBull ProFund for UltraEurope ProFund and the order was placed before 3:50 p.m., Eastern time, on a business day of the UltraBull ProFund. The net asset values of UltraEurope and UltraBull ProFunds are not determined at the same time. As a result, the components of the exchange would be valued at two different times. First, the sale from UltraBull ProFund would be priced using the next computed net asset value, which would be determined normally at 4:00 p.m., Eastern time, on such day. Second, the buy into UltraEurope ProFund would receive the net asset value of UltraEurope ProFund next determined after the redemption from UltraBull ProFund. That determination of the net asset value of UltraEurope ProFund would normally take place at 11:30 a.m., Eastern time, on the next business day of UltraEurope ProFund.

o Please note that during certain periods, it may take several days for exchanges to be completed due to holidays.

o The minimum exchange for self-directed accounts is $1,000 or, if less, for the account's entire current value.
You may exchange, on a regular basis, shares of the Money Market ProFund for shares of other ProFunds through an Automatic Exchange Plan. For more information on this option, please call ProFunds at 888-776-3637.

THE THIRD SENTENCE IN THE FIRST PARAGRAPH OF THE "REDEEMING PROFUND SHARES" SECTION ON PAGE 42 IS DELETED AND IN LIEU THEREOF THE FOLLOWING IS INSERTED:

ULTRAEUROPE AND ULTRASHORT EUROPE PROFUNDS ACCEPT TELEPHONE REDEMPTION ORDERS ONLY BETWEEN 8:00 A.M. AND 10:30 A.M. AND 11:30 A.M. AND 9:00 P.M., EASTERN TIME.

THE SECOND SENTENCE OF THE FIRST BULLET ITEM ON PAGE 45 IS DELETED AND IN LIEU THEREOF THE FOLLOWING IS INSERTED:

The business date of these redemptions may be the business day following the day your redemption request reaches ProFunds.

          INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE